Exhibit 99.1

Annual Meeting of Shareholders April 25, 2017 The PNC Financial Services Group

Cautionary Statement Regarding Forward-Looking and Adjusted Information This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website. The presentation may contain forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Any forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2016 Form 10-K, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as fee income as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2

2016 Achievements Successful year Grew loans by 2% and deposits by 3% Fee income up 1% over 2015 Well-controlled expenses Strong capital and liquidity positions Continued progress on strategic priorities PNC is Well-Positioned to Continue to Create Shareholder Value Net Income $4.0 billion Diluted EPS $7.30 Return on Average Assets 1.10% Fee income - Refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage and service charges on deposits. See Reconciliation in Appendix. 3

Delivering Long-Term Value for our Shareholders Capital Actions Returned $3.1 billion of capital in 2016 Repurchases totaled 22.8 million common shares for $2.0 billion $1.1 billion common dividends Increased dividend by 8% to $0.55 per common share in August 2016 85% payout ratio in 2016 Three-Year Total Return No.1 Among Peer Group 9% 13% 17% S&P 500 Peer Group PNC Stock price change and dividend reinvestment. Three years ended December 31, 2016 Payout ratio-Refers to amount used to fund common stock dividends and share repurchases as a percentage of net income attributable to diluted common shares. - Peer group - See list of Peer Group Banks in the Appendix. 4

First Quarter 2017 Highlights Delivered high quality results Higher revenues Loan growth Well-managed expenses Stable credit quality Strong capital return and liquidity position Continued to execute on our strategic priorities to deliver positive operating leverage and create long-term shareholder value Net Income $1.1 billion Diluted EPS $1.96 Return on Average Assets 1.19% 5

Progress on Our Strategic Priorities Designed to create long-term value Bolstering critical infrastructure and streamlining core processes Reinventing the Retail Banking experience Capturing more investable assets Building a Leading banking franchise in our underpenetrated markets 6

Appendix: Cautionary Statement Regarding Forward-Looking Information This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also may make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform. Act Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. Our forward-looking statements are subject to the following principal risks and uncertainties. Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following: Changes in interest rates and valuations in debt, equity and other financial markets. Disruptions in the U.S. and global financial markets. Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates. Changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes. Changes in customers’ , suppliers’ and other counterparties’ performance and creditworthiness. Slowing or reversal of the current U.S. economic expansion. Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations. Commodity price volatility. Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors. 7

Appendix: Cautionary Statement Regarding Forward-Looking Information (continued) Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our current view that the U.S. economy and the labor market will grow moderately in 2017, boosted by stable oil/energy prices, improving consumer spending and housing activity, and expanded federal fiscal policy stimulus as a result of the 2016 elections. Short-term interest rates and bond yields are expected to continue rising gradually in 2017, along with inflation. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies. PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC’s comprehensive capital plan for the applicable period in connection with the Federal Reserve Board’s Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board. PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models. Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, tax, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles. Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and initiatives of the Basel Committee. Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general. 8

Appendix: Cautionary Statement Regarding Forward-Looking Information (continued) Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and Liquidity standards. Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings. We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing. Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically. We provide greater detail regarding these as well as other factors in our 2016 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC‘s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. Any annualized , pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results. 9

Appendix: Non-GAAP to GAAP Reconciliation Fee Income For the year ended Dec. 31, Dec. 31, $in millions 2016 2015% Change Asset management $ 1,521 $ 1,56 7(3%) Consumer services 1,388 1,335 4% Corporate services 1,504 1,491 1% Residential mortgage 567 566 Service charges on deposits 667 651 2% Total fee income $5,647 $ 5,610 1% Other, including net securities gains 1,124 1,337(16%) Total noninterest income, as reported $6,771 $ 6,947(3%) 10

Appendix: Peer Group of Banks The PNC Financial Services Group, Inc. PNC BB&T Corporation BBT Bank of America Corporation BAC Capital One Financial Corporation COF Fifth Third Bancorp FITB JPMorgan Chase & Co. JPM Key Corp KEY M&T Bank Corporation MTB Regions Financial Corporation RF SunTrust Banks, Inc. STI U.S. Bancorp USB Wells Fargo & Company WFC 11